Putnam
Minnesota
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Because of their limited attractiveness to non-U.S. investors, municipal bonds did not experience the turbulence endured by taxable bonds, especially U.S. Treasury issues, in the wake of global investors' flight to quality last fall. For U.S. investors, however, municipals have provided unusually handsome current income both in real terms, thanks to low inflation, and relative to after-tax returns on taxable securities, especially for higher-bracket taxpayers.

Putnam Minnesota Tax Exempt Income Fund's management has been focusing on generating maximum current income without undue risk to principal, primarily through careful selection of portfolio holdings and strategies aimed at risk reduction. Management is also cautiously seeking out bonds with longer maturities and is currently focusing on noncallable bonds, both moves designed to lock in attractive current returns.

I am pleased to announce the appointment of David E. Hamlin as the new manager of your fund. Before joining Putnam in 1998, he was with Vanguard Group, Provident Institutional Management Corp., and Provident Bank. He has 17 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 21, 1999



Report from the Fund Manager

David E. Hamlin

As interest rates moved up during the fiscal year, our emphasis on higher-yielding issues and intensive securities research served Putnam Minnesota Tax Exempt Income Fund well. As your fund's fiscal year began, municipal bond issuers were scrambling to complete their financing in anticipation of an increase in interest rates. Although the municipal market continued to be more resistant to rising rates than the taxable markets, rates on long-term (30-year) bonds edged up during the past 12 months. By the end of the fiscal year, May 31, 1999, these overall trends in interest rates and Minnesota's strong economy had contributed to a 25% decrease in the supply of issues year to date, as many traditional borrowers were strong enough financially not to need new financing.

On the demand side, meanwhile, investor interest in municipal bonds was on the upswing as your fund's fiscal year drew to a close, drawn by the yields available on tax-free bonds and the stability of municipals relative to other capital markets. And since June and July are big coupon months, demand is likely to undergo a seasonal uptick as investors look for opportunities to reinvest their dividends. This supply/demand ratio should create a favorable environment for your fund.

Total return for 12 months ended 5/31/99

     Class A           Class B            Class M
  NAV       POP     NAV       CDSC     NAV       POP
-------------------------------------------------------
  3.38%    -1.55%   2.70%    -2.22%    2.96%    -0.41%
-------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.


* MINNESOTA'S NEW GOVERNOR POSES QUESTIONS FOR FINANCIAL ANALYSTS

Minnesota has accumulated a substantial budget surplus and earned a top bond rating because it has long been one of the more stable, conservatively managed states in the country. However, newly elected Governor Ventura's campaign platform emphasized cutting tax rates and returning surplus funds to the people. Over the near term, these policies may benefit consumers and stimulate the state economy, but constant levels of spending along with cutting taxes could be harmful in the long run. Currently analysts seem to be taking a wait-and-see attitude.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO OVERVIEW]

PORTFOLIO OVERVIEW*

Health care/
hospitals          26.0%

Utilities          11.2%

Housing            10.5%

Education           4.5%

Transportation      2.6%

Footnote reads:
*Based on net assets as of 5/31/99. Holdings will vary over time.


Given the current uncertainty, the portfolio's mix in terms of duration, credit quality, and income is more critical than usual. Although the fund remains fully invested, we continue to maintain the portfolio in an overall neutral duration. Our goal is to keep the fund as flexible as possible, allowing it to benefit from the increase in demand for municipal bonds that we expect this summer but limiting its sensitivity to fluctuations in interest rates.

* FUND IS STRUCTURED FOR AN UNCERTAIN MARKET

When we talk about structuring your fund's portfolio, we mean we are examining characteristics of each individual bond issue, considering how the fund may perform in different market scenarios. For example, we've concentrated on bonds that are selling either at a premium or at a discount to par value. Bonds that trade near par value (100) will underperform the market regardless of whether interest rates rise or fall, and so we have emphasized issues that should either protect the fund if the market goes down or give it more potential on the upside.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 49.2%

Baa/BBB -- 9.5%

Ba/BB -- 11.1%

A -- 10.4%

Aa/AA -- 19.8%

Footnote reads:
* As a percentage of market value as of 5/31/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Monitoring a bond's proximity to par is an ongoing responsibility -- not simply something we take into account when we are making initial investments for your fund. For example, we recently sold some Minneapolis airport bonds with an attractive 5% coupon because they had climbed toward par value and we had purchased them at approximately 95. We used the proceeds to buy some other Minneapolis airport credits with a different coupon because we believe they offer better performance potential.


"In May, $15 billion in bonds were sold, the slowest May since 1995. Meantime, the supply shortage amid strong demand has helped keep munis firm while Treasuries decline."

-- Bloomberg News, June 1, 1999


At the end of the fiscal year, approximately half the portfolio was invested in securities with a rating of AAA from Standard & Poor's. However, many holdings offer another layer of quality assurance.
Prerefunded issues, which are secured by an escrow account of U.S. government obligations, offer additional safety because the credit risk of the original issuer has been replaced by the full faith and credit of the U.S. government.

Insurance is another safety feature. For example, we recently invested in some Minnesota Benedictine Health bonds, which were sold with insurance that insulates bond owners from credit quality changes, thereby adding to the price stability of the bonds. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to ongoing review in accordance with the fund's investment strategy and may vary in the future.


A closer look at municipal credit ratings

Rating agencies such as Moody's Investors Service and Standard & Poor's Corp. assign ratings to municipal issuers based on an in-depth analysis of the issuer's financial condition and management, economic and debt characteristics, and the specific revenue sources securing the bond. The highest ratings are Aaa (Moody's) and AAA (Standard & Poor's). Bonds rated in the Baa/BBB category or higher (A and Aa/AA) are considered to be investment grade. Securities in the Ba/BB group and below are considered to be below investment grade or high yield. If you look at "The fund's portfolio" in the back of this report, you will see ratings next to each issuer's name. The quality pie chart on page 3 summarizes this listing to give you a general sense of the portfolio's quality.

Sometimes smaller bonds are not rated because the cost of obtaining a rating is not justifiable. Unrated bonds can still offer attractive investment opportunities and may end up in your fund's portfolio; in such a case, Putnam's analysts perform their own ratings and the bonds are identified in the portfolio listing by a /P rating.


"The best opportunities for investors come from careful selection rather than from the performance of any given sector. Bonds with above-average yields add to your fund's income level, but they also require meticulous research."

-- David Hamlin, manager,
Putnam Minnesota Tax Exempt Income Fund


The best opportunities for investors come from careful selection rather than from the performance of any given sector. Bonds with above-average yields add to your fund's income level, but they also require meticulous research. Walker Methodist Senior Services is a good example of our focus on yield. The issue came to market with a yield of 6% -- high for the current Minnesota market. Our analysis indicates that Walker is a good project and the fact that it is a very large issue makes it highly liquid, which means we should have no trouble finding a market for the bonds if needed.


* INFLATION IS LOW BUT STILL A CONCERN FOR LONG-TERM INVESTORS

Currently the consumer price index is moving toward an annualized core inflation rate of approximately 2%. While 2% is up from essentially zero in 1998, it is still half the 4% range that has come to be regarded as average in the United States. What's more, some prices are continuing to fall, counter to the overall trend. And even if inflation stays around 2% through the next 6 to 12 months, a yield of 5% or 6% will still constitute an attractive return, especially once the psychology of an advancing stock market begins to shift. A steady income stream with relatively low price volatility continues to look attractive, particularly if it is also free from federal, state, and local income taxes.

While no one can predict when interest rates will peak, we believe this is a good time to begin incrementally lengthening maturities in Putnam Minnesota Tax Exempt Income Fund's portfolio, locking in today's rates. However, we will move cautiously, continuing to emphasize low call risk and in-depth analysis in search of the best long-term returns for shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking high current income free from federal and state income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 5/31/99

                     Class A             Class B             Class M
(inception dates)   (10/23/89)          (7/15/93)           (4/3/95)
                  NAV        POP      NAV       CDSC      NAV      POP
--------------------------------------------------------------------------
1 year            3.38%     -1.55%    2.70%    -2.22%      2.96%  -0.41%
--------------------------------------------------------------------------
5 years          33.69      27.31    29.39     27.39      31.47   27.13
Annual average    5.98       4.95     5.29      4.96       5.62    4.92
--------------------------------------------------------------------------
Life of fund     84.93      76.22    71.91     71.91      78.33   72.56
Annual average    6.61       6.08     5.81      5.81       6.21    5.85
--------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/99

                  Lehman Bros. Municipal       Consumer
                         Bond Index           price index
-------------------------------------------------------------
1 year                      4.67%                2.09%
-------------------------------------------------------------
5 years                    41.51                12.68
Annual average              7.19                 2.42
-------------------------------------------------------------
Life of fund              105.16                32.32
Annual average              7.79                 2.97
-------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/23/89


                Fund's class A         Lehman Bros.     Consumer price
Date            shares at POP     Municipal Bond Index      index

10/23/89             9,529               10,000            10,000
5/31/90              9,834               10,453            10,287
5/31/91             10,702               11,506            10,796
5/31/92             11,650               12,636            11,123
5/31/93             12,852               14,148            11,481
5/31/94             13,182               14,497            11,744
5/31/95             14,223               15,822            12,118
5/31/96             14,672               16,545            12,468
5/31/97             15,805               17,918            12,747
5/31/98             17,047               19,600            12,962
5/31/99            $17,622              $20,516           $13,232

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,191 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,833 ($17,256 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/99

                               Class A        Class B          Class M
----------------------------------------------------------------------------
Distributions (number)           12             12               12
----------------------------------------------------------------------------
Income                       $0.446636      $0.385536        $0.418886
----------------------------------------------------------------------------
Capital gains1                   --             --               --
----------------------------------------------------------------------------
  Total                      $0.446636      $0.385536        $0.418886
----------------------------------------------------------------------------
Share value:                NAV      POP        NAV        NAV       POP
----------------------------------------------------------------------------
5/31/98                     $9.19    $9.65     $9.16       $9.19     $9.50
----------------------------------------------------------------------------
5/31/99                      9.05     9.50      9.02        9.04      9.34
----------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------
Current dividend rate2       4.85%    4.62%     4.19%       4.54%     4.39%
----------------------------------------------------------------------------
Taxable equivalent3          8.78     8.36      7.58        8.21      7.94
----------------------------------------------------------------------------
Current 30-day SEC yield4    4.05     3.85      3.39        3.50      3.39
----------------------------------------------------------------------------
Taxable equivalent3          7.33     6.97      6.13        6.33      6.13
----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.73% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                     Class A            Class B             Class M
(inception dates)   (1/30/91)          (7/15/93)           (7/3/95)
                  NAV       POP      NAV       CDSC      NAV      POP
-----------------------------------------------------------------------
1 year            1.25%    -3.57%    0.73%    -4.11%     0.97%   -2.33%
-----------------------------------------------------------------------
5 years          32.04     25.84    27.82     25.82     29.98    25.79
Annual average    5.72      4.70     5.03      4.70      5.38     4.70
-----------------------------------------------------------------------
Life of fund     82.06     73.48    69.37     69.37     75.73    70.04
Annual average    6.39      5.86     5.59      5.59      6.00     5.64
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended May 31, 1999

To the Trustees and Shareholders of
Putnam Minnesota Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Minnesota Tax Exempt Income Fund (the "fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 1999




The fund's portfolio
May 31, 1999


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FNMA Coll.      -- Federal National Mortgage Association Collateralized
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
Minnesota (96.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                       Country Hlth.Svcs.)
     $    1,200,000    5 5/8s, 9/1/21                                                           A           $    1,234,500
          1,760,000    5 5/8s, 9/1/15                                                           A                1,815,000
            500,000  Centennial, Indpt. G.O. Bonds (School Dist. No. 12),
                       Ser. A, FSA, 7.15s, 2/1/12                                               Aaa                512,690
          1,910,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                       Biomedical, Inc.), 10 1/4s, 9/1/20                                       BB/P             2,064,061
          3,000,000  Cloquet, Poll. Control Rev. Bonds (Potlatch Corp.),
                       5.9s, 10/1/26                                                            A-               3,127,500
          1,000,000  Duluth, Gross Rev. Bonds (Duluth Entertainment),
                       7.6s, 12/1/11                                                            Baa              1,117,500
                     Duluth, Econ. Dev. Auth. Hlthcare Fac. Rev. Bonds
          1,000,000    (Duluth Clinic), AMBAC, 6.3s, 11/1/22                                    Aaa              1,095,000
          1,250,000    (BSM Properties, Inc.), Ser. A, 5 7/8s, 12/1/28                          BB/P             1,228,125
          1,000,000  Hutchinson, Indpt. G.O. Bonds (School Dist.
                       No. 423), Ser. A, 5 3/4s, 2/1/13                                         Aa1              1,073,750
          1,565,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                       7.2s, 10/1/24                                                            Baa3             1,731,281
          1,500,000  Intl. Falls, Poll. Ctr. Rev Bonds (Boise Cascade Corp.),
                       5.65s, 12/1/22                                                           BB+              1,471,875
                     Minneapolis Rev. Bonds (Walker Methodist Sr. Svcs.)
          2,000,000    Ser. A, 6s, 11/15/28                                                     BB-/P            2,012,500
          1,300,000    Ser. C, 6s, 11/15/28                                                     BB-/P            1,308,125
          1,750,000  Minneapolis & St. Paul Comnty Arpt. Rev. Bonds,
                       Ser. A, AMBAC, 5s, 1/1/30                                                Aaa              1,686,563
                     Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlthcare
                       Syst. Rev. Bonds
          4,000,000    (Group Hlth. Plan Inc.), 6.9s, 10/15/22                                  A-               4,310,000
          2,000,000    (HlthOne Obligated Group), Ser. A, MBIA,
                       6 3/4s, 8/15/14                                                          Aaa              2,097,500
          1,000,000    (Childrens Hlthcare), Ser. A, FSA, 5.7s, 8/15/16                         Aaa              1,052,500
          1,250,000  Minneapolis & St. Paul, Metropolitan Arpt. Cmnty.
                       Arpt. Rev. Bonds, Ser. B, AMBAC, 5 1/4s, 1/1/14                          Aaa              1,264,063
          1,105,000  Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                       Rev. Bonds (Grace-Lee Products Inc.), Ser. 91-3,
                       8 1/4s, 12/1/11                                                          A-               1,198,925
                     Minneapolis, G.O. Bonds (Sports Arena)
          3,000,000    5.2s, 10/1/24                                                            Aaa              3,015,000
          1,500,000    5 1/8s, 10/1/20                                                          Aaa              1,503,750
          1,675,000  Minneapolis, Sales Tax G.O. Bonds, 6 1/4s, 4/1/12                          Aaa              1,802,719
          1,645,000  Minneapolis, Single Family Rev. Bonds (Phase V),
                       FNMA Coll. & GNMA Coll., 6 1/4s, 4/1/22                                  Aaa              1,725,194
          3,050,000  Minneapolis, Special Sch. Dist. No. 1 G.O. Bonds,
                       5s, 2/1/12                                                               Aa1              3,084,313
            380,000  Minneapolis-St. Paul, Hsg. Fin. Board Single Fam.
                       Mtge. Rev. Bonds (Phase VI), Ser. A, GNMA Coll.,
                       8.3s, 8/1/21                                                             AAA                383,800
          7,480,000  Minnesota, Agricultural & Econ. Dev. Board
                       Rev. Bonds (Benedictine Hlth.), Ser. A, MBIA,
                       5 1/4s, 2/15/14                                                          AAA              7,620,250
                     Minnesota, Muni. Pwr. Agcy. Elec. Syst.
                       Rev. Bonds FSA
          1,500,000    5 3/8s, 1/1/14                                                           Aaa              1,550,625
          1,000,000    5 1/4s, 1/1/13                                                           Aaa              1,027,500
          2,715,000  Minnetonka, Indpt. Rev. Bonds (School Dist
                       No. 276), Ser. B, 5 3/4s, 2/1/22                                         Aa1              2,915,231
                     MN Agricultural & Econ. Dev. Board Rev. Bonds
            750,000    (Small Bus. Dev. Loan Program), Ser. B-Lot
                       1, 7s, 8/1/16                                                            BBB-/P             785,625
          3,000,000    (Fairview Hosp), Ser. A, MBIA, 5 1/2s, 11/15/17                          Aaa              3,093,750
                     MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
          1,500,000    Ser. A, 6.95s, 3/1/13                                                    Aaa              1,608,750
          3,000,000    Ser. A, 6 1/2s, 3/1/14                                                   Aaa              3,258,750
          2,245,000    Ser. B, 5s, 3/1/17                                                       Aaa              2,233,775
          3,000,000  MN State Duluth Arpt. Tax Increment G.O. Bonds,
                       Ser. 95A, 6 1/4s, 8/1/14                                                 Aaa              3,228,750
          1,000,000  MN State G.O. Bonds, 6s, 8/1/05                                            Aaa              1,096,250
                     MN State Higher Ed. Fac. Auth. Rev. Bonds
          1,000,000    (U. St. Thomas), Ser. 3-C, 7 1/8s, 9/1/14                                AAA/P            1,053,750
            580,000    (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                                  A2                 578,550
          1,000,000    (St. Johns U.), Ser. 4-L, 5.35s, 10/1/17                                 A3                 995,000
                     MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
          1,565,000    Ser. B-1, 6 3/4s, 1/1/26                                                 AA+              1,645,206
            960,000    Ser. Q, 6.7s, 1/1/17                                                     AA+              1,018,800
          5,000,000    Ser. E, 6.85s, 1/1/24                                                    AA+              5,256,250
          1,500,000  MN State Hsg. Fin. Agcy. Dev. Rev. Bonds, Ser. A,
                       6.95s, 2/1/14                                                            Aa2              1,578,750
          1,000,000  Monticello Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                       (Hlthcare Fac.), Ser. A, 5 3/4s, 12/1/19                                 BBB/P              985,000
                     Morris Hosp. Fac. Rev. Bonds (Stevens Cmnty.
                       Memorial Hosp.)
            250,000    Ser. A, 8 1/4s, 5/1/10                                                   AAA/P              263,478
            500,000    Ser. B, 8 1/4s, 5/1/10                                                   AAA/P              526,955
          1,500,000  New Hope, Hsg. & Hlth. Rev. Bonds (Minnesota
                       Masonic Home North Ridge), 5 7/8s, 3/1/29                                BB-/P            1,462,500
          1,000,000  North Branch, MN Indpt. G.O. Bonds (School Dist.
                       No. 138), Ser. A, FGIC, 5 1/2s, 2/1/12                                   AAA              1,056,250
                     North St. Paul Maplewood Indpt Sch. Dist. No. 622
                       G.O. Bonds, Ser. A, MBIA, 7.1s, 2/1/19
          2,000,000    7.1s, 2/1/19                                                             AAA              2,285,000
          3,000,000    6 7/8s, 2/1/15                                                           AAA              3,393,750
            500,000  North Suburban Hospital Dist. VRDN (Anoka &
                       Ramsey Cnty. Hosp., Hlth. Ctr.), 3.45s, 8/1/14                           A-1+               500,000
          3,000,000  Northern MN Muni. Pwr. Agcy. Elec. Syst.
                       Rev. Bonds, Ser. B, AMBAC, 4 3/4s, 1/1/20                                Aaa              2,872,500
          2,450,000  Northern MN Muni. Pwr. Agcy. Rev. Bonds, FSA,
                       5 1/2s, 1/1/07                                                           Aaa              2,621,500
          1,000,000  Northfield College Fac. Rev. Bonds
                       (St. Olaf College), 6.4s, 10/1/21                                        A3               1,071,250
                     Northfield, Hlthcare Fac. Rev. Bonds
                       (Retirement Ctr.), Ser. A
          1,230,000    6s, 5/1/28                                                               BB/P             1,231,538
            690,000    5 3/4s, 5/1/16                                                           BB/P               690,863
          1,125,000  Olmsted Cnty., Hlthcare Fac. Rev. Bonds
                       (Olmsted Med. Ctr.), 5.55s, 7/1/19                                       BB+/P            1,094,063
          1,160,000  Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                           Aaa              1,189,000
                     Rochester Hlthcare Fac. IFB (Mayo Foundation)
          3,000,000    Ser. E, 8.364s, 11/15/12                                                 AA+              3,303,750
          3,300,000    Ser. H, 8.32s, 11/15/15 (SEG)                                            AA+              3,757,875
          4,000,000  Rochester Hlthcare Fac. Rev. Bonds
                       (Olmsted Med. Group), 7 1/2s, 7/1/19                                     BB+/P            4,625,000
          2,440,000  Rochester, Indpt. Sch. G.O. Bonds (Dist. No. 535),
                       Ser. A, 5 1/4s, 2/1/15                                                   Aaa              2,568,100
          2,500,000  Sartell Poll. Control Rev. Bonds (Champion Intl.),
                       6.95s, 10/1/12                                                           Baa1             2,684,375
          2,500,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                       Ser. A-9, FSA, 7.1s, 1/1/30                                              Aaa              2,753,125
                     Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,240,000    Ser. B, 5s, 1/1/13                                                       A+               1,232,250
         10,000,000    MBIA, zero %, 1/1/20                                                     Aaa              3,412,500
          2,400,000  St. Cloud, Hosp. Fac. Rev. Bonds, Ser. C, AMBAC,
                       6 3/4s, 7/1/11                                                           Aaa              2,586,000
                     St. Paul, Hsg. & Hosp. Redev. Auth.
                       Rev. Bonds (Hltheast)
          3,410,000    Ser. A, 6 5/8s, 11/1/17                                                  Baa3             3,512,300
          1,000,000    Ser. B, 5.85s, 11/1/17                                                   Baa3               966,250
            500,000    Ser. A, 5.7s, 11/1/15                                                    Baa3               478,750
          2,500,000  St. Paul, Hsg. & Redev. Auth. Rev. Bonds
                       (Regions Hosp.), 5.3s, 5/15/28                                           BBB+             2,356,250
          2,475,000  St. Paul, Indpt. COP (School Dist. No. 625), Ser. C,
                       5 1/4s, 2/1/16                                                           AA               2,496,656
                     U. of MN Rev. Bonds, Ser. A
          1,000,000    5 3/4s, 7/1/18                                                           Aa2              1,085,000
          3,000,000    5 1/2s, 7/1/08                                                           Aa2              3,232,500
          4,310,000  Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
                       AMBAC, 6 1/4s, 1/1/06                                                    Aaa              4,789,484
                                                                                                            --------------
                                                                                                               150,545,608

Puerto Rico (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,150,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6 1/4s, 7/1/12                           Aaa              2,469,813
          1,000,000  Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                       Ser. Y, MBIA, 6 1/4s, 7/1/13                                             AAA              1,152,500
                                                                                                            --------------
                                                                                                                 3,622,313
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $147,276,683) (b)                                              $  154,167,921
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $155,842,186.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      May 31,1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1999. Securities rated by
      Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $147,276,683, resulting in gross unrealized appreciation and depreciation of $7,503,538 and $612,300, respectively, or net unrealized appreciation of $6,891,238.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 1999.

      The fund had the following industry group concentrations greater than 10% at May 31, 1999 (as a percentage of net assets):

          Health care/hospitals     26.0%
          Utilities                 11.2
          Housing                   10.5

      The fund had the following insurance concentration greater than 10% at May 31, 1999 (as a percentage of net assets):

          MBIA                      11.9%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1999
                                     Aggregate Face     Expiration  Unrealized
                         Total Value      Value            Date    Depreciation
-------------------------------------------------------------------------------
Municipal Bond
Future (long)            $3,132,187    $3,146,151         Sep-99     $(13,964)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $147,276,683) (Note 1)                                            $154,167,921
-----------------------------------------------------------------------------------------------
Cash                                                                                     74,443
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        2,540,324
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           10,104
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   84,808
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                           7,312
-----------------------------------------------------------------------------------------------
Total assets                                                                        156,884,912

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   277,556
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              431,026
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            197,468
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               12,543
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             8,867
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,033
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                   73,065
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   41,168
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,042,726
-----------------------------------------------------------------------------------------------
Net assets                                                                         $155,842,186

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $152,448,834
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (73,942)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (3,409,980)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            6,877,274
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $155,842,186

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($102,868,830 divided by 11,361,944 shares)                                               $9.05
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.05)*                                    $9.50
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($51,360,095 divided by 5,691,220 shares)+                                                $9.02
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,613,261 divided by 178,406 shares)                                                    $9.04
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.04)**                                   $9.34
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1999
Tax exempt interest income:                                                          $8,673,484
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        913,319
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          220,989
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         7,642
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   206,453
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   404,546
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                     7,254
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  14,224
-----------------------------------------------------------------------------------------------
Registration fees                                                                         4,995
-----------------------------------------------------------------------------------------------
Auditing                                                                                 30,013
-----------------------------------------------------------------------------------------------
Legal                                                                                     5,411
-----------------------------------------------------------------------------------------------
Postage                                                                                  15,305
-----------------------------------------------------------------------------------------------
Other                                                                                     9,925
-----------------------------------------------------------------------------------------------
Management fee waiver (Note 2)                                                         (127,265)
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,712,811
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (52,718)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,660,093
-----------------------------------------------------------------------------------------------
Net investment income                                                                 7,013,391
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        627,168
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (645,551)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                    (2,300,514)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (2,318,897)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $4,694,494
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended May 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $  7,013,391    $  6,726,905
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                        (18,383)     (1,277,903)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (2,300,514)      5,048,065
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  4,694,494      10,497,067
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                          (5,044,666)     (5,020,689)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,999,529)     (1,688,604)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (65,961)        (71,593)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    11,859,519       7,935,353
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          9,443,857      11,651,534

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   146,398,329     134,746,795
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed
net investment income of $73,942 and
$5,569, respectively)                                                              $155,842,186    $146,398,329
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                           Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.19            $8.95            $8.76            $8.95            $8.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .45(a)           .45              .47              .47              .51
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.14)             .24              .19             (.19)             .15
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .31              .69              .66              .28              .66
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.45)            (.45)            (.47)            (.47)            (.50)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.45)            (.45)            (.47)            (.47)            (.50)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.05            $9.19            $8.95            $8.76            $8.95
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                               3.38             7.90             7.73             3.16             7.90
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $102,869         $100,806          $98,307          $96,110          $98,418
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .92(a)          1.01             1.03             1.01              .99
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.81(a)          4.89             5.32             5.26             5.85
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              12.79            10.67            50.80           109.85            58.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the Fund for the year ended May 31, 1999, reflect a reduction of $.02 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.16            $8.92            $8.73            $8.92            $8.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .38(a)           .39              .41              .41              .45
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.13)             .24              .19             (.19)             .15
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .25              .63              .60              .22              .60
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.39)            (.39)            (.41)            (.41)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.39)            (.39)            (.41)            (.41)            (.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.02            $9.16            $8.92            $8.73            $8.92
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                               2.70             7.20             7.04             2.49             7.17
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $51,360          $44,100          $35,333          $30,149          $19,698
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.57(a)          1.66             1.68             1.67             1.63
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.16(a)          4.22             4.67             4.57             5.15
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              12.79            10.67            50.80           109.85            58.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the Fund for the year ended May 31, 1999, reflect a reduction of $.02 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                          April 3, 1995+
operating performance                                                   Year ended May 31                             to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.19            $8.94            $8.76            $8.95            $8.77
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .41(a)           .42              .45              .43              .08
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.14)             .26              .18             (.18)             .17
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .27              .68              .63              .25              .25
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.43)            (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.43)            (.45)            (.44)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.04            $9.19            $8.94            $8.76            $8.95
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                               2.96             7.70             7.29             2.82             2.89*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $1,613           $1,492           $1,106             $913               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            1.22(a)          1.31             1.33             1.32              .21*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.51(a)          4.64             5.01             4.72              .93*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              12.79            10.67            50.80           109.85            58.18
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the Fund for the year ended May 31, 1999, reflect a reduction of $.02 per share for Class A, Class B and Class M, respectively.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
May 31, 1999

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1999, the fund had a capital loss carryover of approximately $1,529,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover               Expiration
--------------              ------------
      $533,000              May 31, 2003
       832,000              May 31, 2004
       164,000              May 31, 2006

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, unrealized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1999, the fund reclassified $17,254 to decrease distributions in excess of net investment income and $10,829 to increase paid-in-capital, with an increase to accumulated net realized losses of $28,083. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Effective August 1, 1998, the Trustees approved a managment fee waiver of 0.10% on each tier. On June 4, 1999, the Trustees approved a management fee schedule to become effective on July 1, 1999, based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the Fund or (ii) the initial tiers mentioned above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1999, fund expenses were reduced by $52,718 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $320 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $27,520 and $946 from the sale of class A and class M shares, respectively, and $58,315 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $12,083 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $31,871,298 and $19,118,084, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,710,452        $15,734,086
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      365,555          3,362,246
-----------------------------------------------------------------------------
                                                 2,076,007         19,096,332

Shares
repurchased                                     (1,679,419)       (15,447,343)
-----------------------------------------------------------------------------
Net increase                                       396,588        $ 3,648,989
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,312,937        $12,011,038
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      370,581          3,391,346
-----------------------------------------------------------------------------
                                                 1,683,518         15,402,384

Shares
repurchased                                     (1,703,692)       (15,576,477)
-----------------------------------------------------------------------------
Net decrease                                       (20,174)       $  (174,093)
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,465,405        $13,439,627
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      149,792          1,373,031
-----------------------------------------------------------------------------
                                                 1,615,197         14,812,658

Shares
repurchased                                       (736,631)        (6,747,277)
-----------------------------------------------------------------------------
Net increase                                       878,566        $ 8,065,381
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,212,364        $11,053,422
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      123,282          1,124,947
-----------------------------------------------------------------------------
                                                 1,335,646         12,178,369

Shares
repurchased                                       (484,197)        (4,416,317)
-----------------------------------------------------------------------------
Net increase                                       851,449        $ 7,762,052
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         42,013           $384,045
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        6,867             63,137
-----------------------------------------------------------------------------
                                                    48,880            447,182

Shares
repurchased                                        (32,883)          (302,033)
-----------------------------------------------------------------------------
Net increase                                        15,997           $145,149
-----------------------------------------------------------------------------

                                                      Year ended May 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                         81,529           $740,471
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        7,025             64,302
-----------------------------------------------------------------------------
                                                    88,554            804,773

Shares
repurchased                                        (49,798)          (457,379)
-----------------------------------------------------------------------------
Net increase                                        38,756           $347,394
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 99.68% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com

AN049-53219 847/238/129 7/99